PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
Property Plant And Equipment By Estimated Value [Member]
Property, Plant and Equipment
Property and equipment, net, consist of the following:

	As of December 31,
	2016	2017

Computers and other electronic equipment	$989	$1,132
Furniture and fixtures	6	3
Leasehold improvements	35	38
Motor vehicles	13	-

	1,043	1,173

Less: accumulated depreciation	(622)	(742)
Less: accumulated impairment loss	-	(431)

	$421	$-